UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-14469	04-6268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Washington Street
Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8 3/8% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b- 2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The 2026 Annual Meeting of shareholders of Simon Property Group, Inc. (the “Company”), was held on May 13, 2026 (the “Meeting”).

The vote tabulation for each proposal considered at the Meeting is as follows:

Proposal 1 - Election of Directors

The Company’s shareholders elected each of the following directors to serve until the Company’s 2027 annual meeting of shareholders and until their successors have been duly elected and qualified by the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Glyn F. Aeppel	241,694,842	33,604,264	720,535	18,859,613
Martin J. Cicco	274,282,526	1,007,486	729,629	18,859,613
Larry C. Glasscock	254,053,957	21,231,949	733,735	18,859,613
Nina P. Jones	273,189,865	2,116,230	713,546	18,859,613
Reuben S. Leibowitz	250,569,867	24,703,016	746,758	18,859,613
Randall J. Lewis	273,152,875	2,144,178	722,588	18,859,613
Gary M. Rodkin	265,125,478	10,171,460	722,703	18,859,613
Peggy Fang Roe	265,527,365	9,284,229	1,208,047	18,859,613
Stefan M. Selig	270,972,868	4,303,478	743,295	18,859,613
Daniel C. Smith, Ph.D.	262,609,402	12,667,524	742,715	18,859,613
Marta R. Stewart	271,694,426	3,608,920	716,295	18,859,613

The voting trustee who votes the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following two (2) persons as directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Eli Simon	8,000	0	0	0
Richard S. Sokolov	8,000	0	0	0

Proposal 2 - Advisory Vote to Approve the Compensation of our Named Executive Officers

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTE
191,490,165	83,587,104	942,372	18,859,613

Proposal 3 - Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026 by the following votes:

FOR	AGAINST	ABSTAIN
278,241,875	16,487,065	150,314

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2026

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Steven E. Fivel
General Counsel and Secretary